UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23806

Pender Real Estate Credit Fund
(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(Address of Principal Executive Offices)

Terrance P. Gallagher
235 West Galena Street
Milwaukee, WI 53212
(Name and Address of Agent for Service)

Copies to:

Joshua B. Deringer, Esq.
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
215-988-2700

Registrant’s telephone number, including area code: (414) 299-2270

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

The Registrant is filing this amendment to its Form N-CSR for the year ended December 31, 2023, originally filed with the U.S. Securities and Exchange Commission on March 8, 2024 (Accession Number 0001213900-24-021017). The purpose of this amendment is to: (i) restate financial statements for the year ended December 31, 2023 to reflect the utilization of effective yield amortization, (ii) restate the presentation of origination fees, deferred interest and loan exit fees receivable as net of investments and deferred, (iii) add disclosure of lender participation agreement under ASC 860, Transfers and Servicing, and (iv) amend Item 11 of Form-N-CSR. The effects of this restatement on the Registrant’s financial statements for the year ended December 31, 2023 are described in Note 2 to the financial statements. For convenience, the Registrant is refiling its entire report on Form N-CSR for the year ended December 31, 2023 by means of this amended Form N-CSR. All material events occurring subsequent to the filing of the original Form N-CSR have been disclosed within Note 14.

Item 1. Reports to Stockholders. (a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Pender Real Estate Credit Fund

Annual Report December 31, 2023 (Restated)

i

Pender Real Estate Credit Fund
Management’s Discussion of Fund Performance (Unaudited)

Dear Shareholders,

We are pleased to present the annual report for the Pender Real Estate Credit Fund (“Fund”) for the fiscal period ended December 31, 2023. The Fund is successor to the Pender Asset Based Lending Fund 1, L.P. fund, which was a private fund organized under and subject to Regulation D under the Securitites Act of 1933. On April 24, 2023, the private fund partnership was reorganized into a publicly offered SEC Registered Closed-End Interval Fund. Much like its predecessor fund, the Fund seeks to generate risk-adjusted current income, while seeking to prioritize capital preservation primarily through credit investments secured by commercial real estate located in the United States. Our focus is on origination of short-term (12-36 month) bridge loans, secured by high quality senior position collateral in transitional commercial real estate assets, primarily in the lower middle market. The Fund may also make mezzanine and preferred equity investments in such real estate assets.

We seek real estate sub-sector and geographic diversity in the Fund’s portfolio over concentrated allocations. At the fiscal period end, the Fund held private market exposure to many sectors with a focus on multi-family housing, along with industrial, mixed use, retail, hospitality, mobile home, and office. This exposure was spread across 33 loans in 12 states.

For the period from inception on April 24, 2023 through the fiscal period ended December 31, 2023, the I1 Share Class (PNDRX) produced a total return of 5.87%, and the I2 Share Class (PNDIX) produced a total return of 5.95%. This return compares favorably to other income solutions frequently utilized by investment advisors. For example, the Bloomberg U.S. Aggregate Bond Index* produced a return of 2.72% during the same period.

Initial expenses were higher than expected, which dragged on Fund performance. This is a common dynamic in newly formed funds and we do not believe that this will continue in 2024.

From the inception date to the fiscal year end, the Fund’s total active loan amounts increased by 20%, collateral value increased by 27%, loan to value strengthened by more than 6.5% and AUM increased by 62%. The conversion proved to be an easier way to invest, as our early growth suggests.

In 2023, the Fund originated 13 loans totaling $170,700,000. The Fund also received 591 total requests for financing totaling $8.4B. The quality of submissions has continued to trend upward, strengthening potential returns, and potentially reducing risk. The timing of the Fund conversion proved advantageous, providing a strong alternative for private credit with regional bank dislocation and large traditional lending becoming a less attractive option. There was very little change in net asset value during the period due to positive underlying performance, age of the investments and no material macro impacts or impairments.

With what we believe to be a strong pipeline of investments, we feel that we are well positioned to bring value to our shareholders and believe that our performance will compare favorably to other income solutions. Our emphasis during the next fiscal year will be to increase AUM to take advantage of the increasing opportunities for private credit. In addition to the traditional lending fallout and expected maturity of fixed term rate debt, we anticipate a significant opportunity to capture deal flows on new valuations.

Thank you for your investment and we truly appreciate your continued partnership with us.

Regards,

Cory Johnson	Zach Murphy
President	Investment Advisor

____________

*        Index Description

US Bonds — Bloomberg U.S. Aggregate Bond Index is an unmanaged index representing more than 5,000 taxable government, investment-grade corporate and mortgage-backed securities, and is generally considered a barometer of the US bond market. (*Note, this is not an investable index).

Performance Disclosure:    Quoted performance is net of all fees and expenses. Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month end may be obtained by calling (877)-773-7703.

An investment in the Fund is subject to a substantial degree of risk. These risks include, but are not limited to, the following:    Real estate entails special risks, including tenant lease renewals, defaults, environmental problems, and adverse changes in local economies. The Fund is “non-diversified” under the Investment Company Act of 1940. Changes in the market value of a single holding may cause greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended to be a significant portion of the investor’s portfolio but instead only a portion of an investor’s portfolio allocated to real estate. Diversification does not ensure a profit or guarantee against a loss. The Fund’s Borrowings are limited to 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such Borrowings. Borrowing presents opportunities to increase the Fund’s return, but potentially increases the losses as well. The Fund does not intend to list its Shares on any securities exchange, and a secondary market in the Shares is not expected to develop. There is no guarantee that shareholders will be able to sell all or a specified portion of their tendered shares during a quarterly repurchase offer. An investment in the Fund is not suitable for investors that require current liquidity. You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

Pender Real Estate Credit Fund
Fund Performance December 31, 2023 (As restated) (Unaudited)

I1 Shares — Performance of a $5,000,000 Investment*

I2 Shares — Performance of a $100,000,000 Investment***

____________

*        This graph compares a hypothetical $5,000,000 investment in the Fund’s I1 Class Shares, made at its inception, with a similar investment in the Index. Results include the reinvestment of all dividends and capital gains.

**      The Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Index returns assume reinvestment of dividends. Investors may not invest in an Index directly. Unlike the Fund’s returns, Index returns do not reflect any fees or expenses, which would lower performance.

***    This graph compares a hypothetical $100,000,000 investment in the Fund’s I2 Class Shares, made at its inception, with a similar investment in the Index. Results include the reinvestment of all dividends and capital gains.

Cumulative Total Returns as of December 31, 2023 (As restated)	Since Inception
Pender Real Estate Credit Fund – Class I1 Shares (Commencement of operations 4/24/23)	5.87%
Pender Real Estate Credit Fund – Class I2 Shares (Commencement of operations 4/24/23)	5.95%
Bloomberg U.S. Aggregate Bond Index	2.72%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling (877) 773-7703.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for the period would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For the Fund’s current expense ratio, please refer to the Consolidated Financial Highlights Section of this report.

Pender Real Estate Credit Fund
Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders
Pender Real Estate Credit Fund

Opinion on the financial statements

We have audited the accompanying consolidated statement of assets and liabilities of Pender Real Estate Credit Fund Company (the “Company”), including the consolidated schedule of investments, as of December 31, 2023, the related consolidated statements of operations and cash flows for the period from April 24, 2023 (commencement of operations) through December 31, 2023, the consolidated statement of changes in net assets for the period from April 24, 2023 (commencement of operations) through December 31, 2023, and the related notes (collectively referred to as the “consolidated financial statements”) and the consolidated financial highlights for the period from April 24, 2023 (commencement of operations) through December 31, 2023. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2023, the results of its operations and its cash flows, the changes in net assets, and the financial highlights for the period from April 24, 2023 (commencement of operations) through December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Restatement of Financial Statements

As discussed in Note 2 to the consolidated financial statements, the consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2023, the related consolidated statements of operations and cash flows, changes in net assets, and the related notes and the consolidated financial highlights for the period from April 24, 2023 (commencement of operations) through December 31, 2023 have been restated to correct misstatements.

Basis for opinion

These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31 2023, by correspondence with the borrowers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Company’s auditor since 2023.

Newport Beach, California
April 28, 2025

Pender Real Estate Credit Fund Consolidated Schedule of Investments December 31, 2023 (As restated)
	Spread	Coupon Rate (%)	Maturity Date	Original Acquisition Date	Principal Amount	Cost(1)	Fair Value
Private Debt — 92.7%(2),(3)
Directly Originated Loans — 0.0%
Retail — 0.0%
David Streeter(8)	N/A	6.00	7/1/2026	5/21/2021	$55,986	$55,986	$54,485
Total Directly Originated Loans						55,986	54,485

Senior Mortgage Loans — 92.7%
Hospitality — 1.8%
2422 Ridgeway ABL I Holdings, LLC(4)	TBILL1M + 4.00%	9.37	5/1/2024	5/1/2022	3,312,000	3,210,277	3,231,144
Doswell VA, LLC(5)	N/A	6.00	6/1/2024	5/17/2021	1,000,000	1,015,876	1,005,717
Wattsburg Hospitality, LLC(4)	TBILL1M + 4.20%	9.00	4/1/2025	3/29/2023	1,950,000	1,886,001	1,890,716
						6,112,154	6,127,577
Industrial — 0.6%
100 Queensway St, LLC	N/A	9.00	4/1/2024	12/22/2022	2,000,000	2,000,000	2,005,000

Mixed Use — 8.1%
1810 Chestnut Street Development, LLC(4)	TBILL1M + 8.17%	13.54	8/1/2024	8/2/2022	11,350,000	11,413,542	11,442,076
2601 Tandy ABL I Holdings, LLC(4)	SOFR1M + 4.13%	9.00	4/1/2024	4/1/2023	10,950,000	11,509,007	11,278,827
MBRV, LLC	N/A	6.00	7/1/2024	9/30/2019	4,950,000	4,949,712	4,986,835
						27,872,261	27,707,738
Mobile Home Park — 0.5%
WF Houston, LLC(6)	N/A	7.00	5/1/2024	4/27/2021	2,680,000	1,756,313	1,758,947

Multifamily — 75.7%
2233 Woburn St, LLC(4)	TBILL1M + 3.50%	7.00	11/1/2024	10/26/2022	3,375,000	3,358,584	3,363,622
3390 Fairburn, LLC(6)	N/A	10.00	4/1/2024	12/20/2021	33,000,000	32,384,499	32,384,501
Brazos Thread Owner 1, LLC(6)	N/A	8.00	7/1/2025	6/14/2023	11,075,000	9,254,798	9,268,680
Brazos Thread Owner 2, LLC(6)	N/A	8.00	7/1/2025	6/14/2023	10,250,000	8,663,452	8,676,448
Brazos Thread Owner 3, LLC(6)	N/A	8.00	7/1/2025	6/14/2023	20,200,000	17,685,661	17,729,875
C & S Storage, LLC(4)	SOFR1M + 2.88%	7.75	4/1/2024	3/31/2023	25,000,000	24,211,900	24,272,430
Grandview Apartments 1002, LLC(4)	TBILL1M + 3.50%	8.50	3/1/2025	2/27/2023	4,000,000	3,962,161	3,972,066
KSA GP, LLC(4),(6)	TBILL1M + 4.00%	6.00	6/1/2024	5/4/2022	3,000,000	2,700,173	2,704,223
Lebanon 10, LLC(4)	SOFR1M + 2.38%	7.25	4/1/2024	3/31/2023	4,708,816	4,723,882	4,730,968
MF Opp Fund I, LLC	N/A	10.00	7/1/2024	6/14/2023	34,000,000	31,904,767	31,984,529
OKC1 Huntington Holdings, LLC(4),(6)	TBILL1M + 6.35%	11.72	4/1/2024	10/29/2021	14,125,000	13,563,157	13,597,065
Prosper GP LP, LLC	N/A	10.00	10/1/2024	9/15/2023	18,000,000	16,653,614	16,695,248
Riverbend PEGP, LLC	N/A	11.00	10/1/2024	10/6/2023	17,500,000	15,446,584	15,485,200
Sage Richmond, LLC(4)	TBILL1M + 7.00%	12.37	7/1/2024	6/28/2022	6,480,000	6,345,669	6,393,261

Pender Real Estate Credit Fund Consolidated Schedule of Investments — (Continued) December 31, 2023 (As restated)
	Spread	Coupon Rate (%)	Maturity Date	Original Acquisition Date	Principal Amount	Cost(1)	Fair Value
Sandman 4 Apartments, LLC(4)	SOFR1M + 3.93%	9.25	12/1/2024	11/16/2023	$4,400,000	$4,360,512	$4,371,413
Somerset Apartments, LLC(4)	TBILL1M + 2.00%	7.00	1/1/2025	12/8/2022	7,500,000	7,458,268	7,476,913
TMF Normandy Holdings, LLC(4)	TBILL1M + 6.40%	11.77	6/1/2024	11/16/2021	3,480,000	3,261,612	3,269,766
Village Del Mar Apartments, LLC(4),(6)	TBILL1M + 6.79%	12.16	4/1/2024	4/1/2022	14,500,000	8,860,329	8,873,619
Warrior Fund I, LLC(4),(6)	TBILL1M + 3.50%	7.00	11/1/2024	11/3/2022	32,625,000	30,285,052	30,436,477
Wesley GP, LLC(4),(6)	TBILL1M + 4.00%	6.00	7/1/2024	5/31/2022	8,350,000	8,080,190	8,059,990
Yakima 28, LLC(4)	TBILL1M + 2.00%	7.00	12/1/2024	11/29/2022	4,060,000	4,037,243	4,027,150
						257,202,107	257,773,444
Office — 2.4%
5751 Kroger ABL I Holidings, LLC(4)	SOFR1M + 3.13%	8.00	4/1/2024	4/1/2023	8,650,000	8,549,995	8,336,245

Retail — 3.6%
710 Route 38 ABL I Holdings, LLC(4)	TBILL1M + 5.35%	9.00	5/1/2024	12/27/2022	12,200,000	12,200,000	12,230,500
Total Senior Mortgage Loans						315,692,830	315,939,451
Total Private Debt						315,748,816	315,993,936

Real Estate Owned — 1.1%(7)
Mixed Use — 1.1%
Theos Fedro Holdings, LLC	N/A	N/A	N/A	N/A	N/A	3,600,000	3,600,000

Total Real Estate Owned						3,600,000	3,600,000
Total Investments (Cost $319,348,816) — 93.8%							$319,593,936
Other assets in excess of liabilities — 6.2%							20,967,148
Net Assets — 100%							$340,561,084

____________

LLC — Limited Liability Company

TBILL1M — One month term U.S. Treasury Bill

SOFR1M — One month term Secured Overnight Financing Rate

(1)      Cost is equal to carrying value of the loan which includes the current outstanding balance less any prepaid interest, origination fees, exit fees, and extension fees.

(2)      All Private Debt investments are restricted securities. The total value of these securities is $315,993,936, which represents 92.7% of total net assets of the Fund

(3)      All Private Debt investments are Level 3 securities fair valued using significant unobservable inputs.

(4)      Floating rate security.

(5)      In default.

(6)      A portion of this holding is subject to unfunded commitments.

(7)      All Real Estate Owned investments are Level 3 holdings fair valued using significant unobservable inputs.

(8)      David Streeter is an individual loan receivable from past litigation settlement between Mr. Streeter and the Predecessor Fund.

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Summary of Investments December 31, 2023 (As restated)
Security Type	Percent of Total Net Assets
Private Debt
Directly Originated Loans	0.0%
Senior Mortgage Loans	92.7%
Total Private Debt	92.7%
Real Estate Owned	1.1%
Total Real Estate Owned	1.1%
Total Investments	93.8%
Other assets in excess of liabilities	6.2%
Net Assets	100.0%
Property Type	Percent of Total Net Assets
Private Debt
Hospitality	1.8%
Industrial	0.6%
Mixed Use	8.1%
Mobile Home Park	0.5%
Multifamily	75.7%
Office	2.4%
Retail	3.6%
Total Private Debt	92.7%

Real Estate Owned
Mixed Use	1.1%
Total Real Estate Owned	1.1%

Total Investments	93.8%
Other assets in excess of liabilities	6.2%
Net Assets	100.0%

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statement of Assets and Liabilities December 31, 2023 (As restated)
Assets:
Investments, at fair value (cost $319,348,816)	$319,593,936
Cash	18,453,246
Interest receivable	3,408,679
Fund shares sold receivable	2,166,647
Deferred offering costs (Note 3)	85,746
Prepaid expenses	1,439,423
Prepaid trustee fees	5,596
Total Assets	345,153,273

Liabilities:
Interest payable on lines of credit	158,728
Loan servicing fees payable	13,423
Incentive fee payable, net of waiver	125,322
Distribution and servicing fee payable – I1 Class	99,936
Property tax and insurance reserves	997,877
Investment management fee payable, net of expense waiver and reimbursement	418,213
Due to loan participant	2,175,023
Other accrued liabilities	603,667
Total Liabilities	4,592,189
Commitments and contingencies (Note 9)
Net Assets	$340,561,084
Composition of Net Assets:
Paid-in capital	$341,073,639
Total distributable earnings	(512,555)
Net Assets	$340,561,084
Net Assets Attributable to:
I1 Class Shares	$140,443,528
I2 Class Shares	200,117,556
$340,561,084
Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized):
I1 Class Shares	14,036,487
I2 Class Shares	20,001,792
34,038,279
Net Asset Value per Share:
I1 Class Shares	$10.01
I2 Class Shares	10.00

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statement of Operations For the Period Ended December 31, 2023(1) (As restated)
Investment Income:
Interest income	$23,259,612
Other income	468,514
Total Investment Income	23,728,126
Expenses:
Interest expense on lines of credit	4,788,127
Investment management fee (Note 5)	2,442,808
Incentive fee (Note 5)	1,555,533
Other fees	564,106
Legal fees(2)	407,848
Distribution and servicing fees – I1 Class (Note 6)	226,786
Offering costs (Note 3)	210,416
Audit and tax fees	210,002
Custody fees	173,797
Fund accounting and administration fees	169,897
Organizational expenses (Note 3)	98,080
Loan servicing fees	87,043
Transfer agency fees	60,058
Insurance fees	53,265
Research fees	46,257
Trustee fees	33,404
Chief compliance officer fees	16,220
Total Expenses	11,143,647
Less: Net contractual waiver of fees and reimbursement of expenses (Note 5)	(163,064)
Less: Voluntary waiver of fees (Note 5)	(657,976)
Net Expenses	10,322,607
Net Investment Income	13,405,519

Net Realized Gain on Investments	22,775
Net Change in Unrealized Appreciation on Investments	245,120
Net Increase in Net Assets from Operations	$13,673,414

____________

(1)      Reflects operations for the period from April 24, 2023 (commencement of operations) to December 31, 2023.

(2)      Includes litigation expenses incurred during the fiscal year in the amount of $88,336 which were excluded from the contractual waiver of fees due to their nature. Please see Note 5 in the Notes to the Consolidated Financial Statements for additional information.

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statement of Changes in Net Assets (As restated)
For the Period Ended December 31, 2023(1)
Net Increase in Net Assets from:
Operations:
Net investment income	$13,405,519
Net realized gain	22,775
Net change in unrealized appreciation	245,120
Net Increase in Net Assets Resulting from Operations	13,673,414

Distributions to Shareholders:
Distributions:
I1 Class	(7,265,329)
I2 Class	(6,920,640)
Net Decrease in Net Assets from Distributions to Shareholders	(14,185,969)

Capital Transactions:
Proceeds from shares sold(2):
I1 Class	163,458,837
I2 Class	201,111,257
Reinvestment of distributions:
I1 Class	413,788
I2 Class	134,130
Cost of shares repurchased:
I1 Class	(23,601,937)
I2 Class	(542,436)
Net Increase in Net Assets from Capital Transactions	340,973,639

Total Net Increase in Net Assets	340,461,084

Net Assets
Beginning of period	100,000 (3)
End of period	$340,561,084

Capital Share Transactions:
Shares sold:
I1 Class	16,324,271
I2 Class	20,042,579
Shares issued in reinvestment of distributions:
I1 Class	41,253
I2 Class	12,934
Shares redeemed:
I1 Class	(2,339,037)
I2 Class	(53,721)
Net Increase in Capital Shares Outstanding	34,028,279

____________

(1)      Reflects operations for the period from April 24, 2023 (commencement of operations) to December 31, 2023.

(2)      Includes $208,688,447 of paid-in-capital received from an in-kind subscription effective as of the close of business on April 21, 2023. The total value received of $208,688,447 from this non-taxable event represented $259,021,889 in securities cost, $0 in net unrealized appreciation, $10,063,526 in cash and $(60,396,968) in other net liabilities in exchange for 12,544,961 shares of I1 Class and 8,323,884 shares of I2 Class.

(3)      On December 19, 2022 the Investment Manager made an initial Class I1 Shares purchase of 10,000 shares for $100,000 at a net asset value of $10.00 per share.

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Statement of Cash Flows For the Period Ended December 31, 2023(1) (As restated)
Cash Flows from Operating Activities
Net increase in net assets from operations	$13,673,414
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net realized gain from investments	(22,775)
Net change in unrealized appreciation from investments	(245,120)
Purchases of investments	(99,450,134)
Principal repayments received	60,092,994
Net accretion and amortization of deferred fees	(13,729,313)
Loan holdbacks	(7,217,699)
(Increase)/Decrease in Assets:
Interest receivable	(1,793,847)
Due from Investment Manager	338,198
Due from borrowers	4,250,000
Fund shares sold receivable	(2,166,647)
Deferred offering costs	(88,305)
Prepaid expenses	(1,095,208)
Prepaid trustee fees	(5,596)
Increase/(Decrease) in Liabilities:
Interest payable on lines of credit	(79,214)
Loan servicing fees payable	12,565
Incentive fee payable, net of voluntary waiver	125,187
Distribution and servicing fee payable – I1 Class	97,356
Property tax and insurance reserves	(1,016,659)
Investment management fee payable, net of expense waiver and reimbursement	393,307
Due to loan participant	(1,860,470)
Other accrued liabilities	(58,590)
Net Cash Used in Operating Activities	(49,846,556)

Cash Flows from Financing Activities
Proceeds from lines of credit	117,356,953
Payments made on lines of credit	(177,319,900)
Proceeds from shares sold	155,881,647 (2)
Cash assumed from initial subscription	10,063,526
Distributions paid to shareholders, net of reinvestments	(13,638,051)
Payments for shares repurchased, net of repurchase fees	(24,144,373)
Net Cash Provided by Financing Activities	68,199,802

Net Increase in Cash	18,353,246
Cash at beginning of period	100,000
Total Cash at End of Period	$18,453,246
Supplemental Disclosure of Cash Activity
Interest paid on lines of credit	$4,461,898
Supplemental Disclosure of Non-Cash Activity
Reinvestment of distributions	$547,918
Investment security value of in-kind subscription	$259,021,889
Other assets and liabilities of in-kind subscription	$(60,396,968)

____________

(1)      Reflects operations for the period from April 24, 2023 (commencement of operations) to December 31, 2023.

(2)      Excludes non-cash portion of the in-kind subscription that occurred after close of business on April 21, 2023.

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Financial Highlights I1 Class Shares (As restated)

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period Ended December 31, 2023(1)
Net Asset Value, beginning of period	$10.00
Income from Investment Operations:
Net investment income(2)	0.54
Net realized and unrealized gain on investments	0.03
Total from investment operations	0.57

Distributions to Investors:
From net investment income	(0.56)
Total distributions to investors	(0.56)
Net Asset Value, end of period	$10.01
Total Return(3),(4)	5.87%

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$140,444
Net investment income to average net assets(5),(6),(7),(8)	7.97%
Gross expenses to average net assets(5),(8)	6.37%
Net expenses to average net assets(5),(6),(7),(8)	6.00%
Portfolio turnover rate(3),(9)	17%
Credit Facility
Senior securities, end of period (000’s)	$—
Asset coverage, per $1,000 of senior security principal amount	—
Asset coverage ratio of senior securities	0%

____________

(1)      Reflects operations for the period April 24, 2023 (commencement of operations) through December 31, 2023.

(2)      Per share data is computed using the average shares method.

(3)      Not annualized for periods less than one year.

(4)      Total return based on the net asset value per share is the combination of changes in net asset value per share and reinvested distributions at net asset value per share, if any.

(5)      Annualized, with the exception of litigation expenses, incentive fees, and organizational costs.

(6)      Litigation expenses, incentive fees, loan servicing fees, and fees and expenses associated with lines of credit are exclusive of the 2.75% expense cap.

(7)      Includes an annualized contractual expense waiver of 0.10% and a non-annualized 0.27% voluntary waiver of incentive fees. The dollar amount of each is listed in the Consolidated Statement of Operations.

(8)      If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.63%, the net expense ratio would have decreased by 0.36%, and the net investment income ratio would have increased by 0.36%.

(9)      Calculated at Fund level.

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Consolidated Financial Highlights I2 Class Shares (As restated)

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period Ended December 31, 2023(1)
Net Asset Value, beginning of period	$10.00
Income from Investment Operations:
Net investment income(2)	0.56
Net realized and unrealized gain on investments	0.02
Total from investment operations	0.58

Distributions to Investors:
From net investment income	(0.58)
Total distributions to investors	(0.58)
Net Asset Value, end of period	$10.00
Total Return(3),(4)	5.95%

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$200,118
Net investment income to average net assets(5),(6),(7),(8)	8.22%
Gross expenses to average net assets(5),(8)	6.12%
Net expenses to average net assets(5),(6),(7),(8)	5.75%
Portfolio turnover rate(3),(9)	17%
Credit Facility
Senior securities, end of period (000’s)	$—
Asset coverage, per $1,000 of senior security principal amount	—
Asset coverage ratio of senior securities	0%

____________

(1)      Reflects operations for the period April 24, 2023 (commencement of operations) through December 31, 2023.

(2)      Per share data is computed using the average shares method.

(3)      Not annualized for periods less than one year.

(4)      Total return based on the net asset value per share is the combination of changes in net asset value per share and reinvested distributions at net asset value per share, if any.

(5)      Annualized, with the exception of litigation expenses, incentive fees, and organizational costs.

(6)      Litigation expenses, incentive fees, loan servicing fees, and fees and expenses associated with lines of credit are exclusive of the 2.50% expense cap.

(7)      Includes an annualized contractual expense waiver of 0.10% and a non-annualized 0.27% voluntary waiver of incentive fees. The dollar amount of each is listed in the Consolidated Statement of Operations.

(8)      If the incentive fee and incentive fee waiver had been excluded, the gross expense ratio would have decreased by 0.63%, the net expense ratio would have decreased by 0.36%, and the net investment income ratio would have increased by 0.36%.

(9)      Calculated at Fund level.

See accompanying Notes to the Consolidated Financial Statements.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

1. Organization (As Restated)

Pender Real Estate Credit Fund (the “Fund”) was organized as a Delaware statutory trust on May 4, 2022. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. Pender Capital Management, LLC, an investment adviser registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser (the “Investment Manager”). The Fund offers two classes of shares: I1 Class Shares and I2 Class Shares, which commenced operations on April 24, 2023. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.

Simultaneous with the commencement of operations of the I1 Class Shares and I2 Class Shares, a private fund managed by the Investment Manager, Pender Capital Asset Based Lending I, LP (the “Predecessor Fund”), reorganized and transferred all of its portfolio securities into the Fund. As a result of the reorganization, $208,688,447 of net assets from the Predecessor Fund were transferred into the Fund in exchange for 12,544,961 I1 Class Shares and 8,323,884 I2 Class Shares. The Predecessor Fund maintained an investment objective and pursued investment strategies that were substantially similar to those of the Fund. The Fund and the Predecessor Fund share the same Investment Manager and portfolio managers.

The Fund’s investment objective is to generate risk-adjusted current income, while seeking to prioritize capital preservation through real estate-related investments that are predominantly credit investments secured by real estate located in the United States. The Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 95% of its net assets, including the amount of any borrowings for investment purposes, in a portfolio of real estate credit related-investments. These investments may include, without limitation: (i) private real estate investments primarily in the form of debt (“Private Debt”), and (ii) publicly traded real estate debt securities (“Public Securities”).

The Fund’s Board of Trustees (the “Board” or “Board of Trustees”) has the overall responsibility for the management and supervision of the business operations of the Fund.

Basis for Consolidation

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, and the Consolidated Statement of Cash Flows include two active wholly owned subsidiaries as of December 31, 2023: Pender Credit Holdings I, LLC and Pender ABL I OW, LLC, both formed under the laws of Delaware as a limited liability company. All inter-company accounts and transactions have been eliminated in consolidation for the Fund. As of December 31, 2023, Pender Credit Holdings I, LLC and Pender ABL I OW, LLC hold zero assets of the Fund’s consolidated net assets.

2. Restatement

Subsequent to the issuance of the consolidated financial statements for the year ended December 31, 2023, management identified the following errors:

(I)     Deferred fees (origination fees, exit fees, extension fees, deferred interest) were materially misstated as the Fund utilized the straight line method to calculate income instead of recognizing income over the life of a loan as an adjustment to the yield, using the interest method i.e the effective interest method. The Fund has restated the impacted balances to reflect the appropriate accounting treatment under ASC 310.

(II)    Deferred Fees (origination fees, exit fees, extension fees, deferred interest) were incorrectly presented gross of investments and the impound fees for insurance and tax were incorrectly presented as net of investments in the Consolidated Statement of Assets and Liabilities. The Fund has restated the impacted balances to reflect the appropriate accounting treatment under ASC 310.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

2. Restatement (cont.)

(III)  Omitted disclosure of the existence of a lender participation arrangement. The Fund has restated to accurately disclose the lender participation arrangement in accordance with ASC 860.

(IV)  Inaccurate disclosure of the amount of Paid-in-capital (PIC) disclosed in Note 9 of the previously issued consolidated financial statements resulting in an overstated PIC disclosed in Note 9 of the previously issued consolidated financial statements compared to the balance within the Consolidated Statement of Assets and Liabilities (SAL). The Fund has restated the impacted balances to reflect the appropriate amounts within Note 10 of these consolidated financial statements.

(V)    Inaccurate disclosure of the investment balances within Note 3 of the previously issued consolidated financial statements resulting in an overstatement of investments in Note 3 of the previously issued consolidated financial statements compared to the balance within the Consolidated Statement of Assets and Liabilities (SAL). The Fund has restated the impacted balances to reflect the appropriate amounts within Note 4 of these consolidated financial statements.

(VI)  Inaccurate disclosure of balances within the Consolidated Schedule of Investments (SOI) of the previously issued consolidated financial statements resulting in (1) the overstatement of investments in the SOI compared to the balance within the Consolidated Statement of Assets and Liabilities (SAL) (2) inaccurate disclosures of the percent of total net assets by security type. The Fund has restated the impacted balances to reflect the appropriate amounts within the Consolidated Schedule of Investments.

As a result of the errors described above, the Fund has restated its consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2023, and its consolidated statement of operations, consolidated statement of changes in net assets, consolidated statement of cash flows and consolidated financial highlights for the period from April 24, 2023 (commencement of operations) through December 31, 2023. In addition to the restated consolidated financial statements, the information contained in Notes 1, 3, 4, 5, 8, 9, 10, 12, 14 to the financial statements was added or restated as part of the restatement. Furthermore, the Fund has added appropriate disclosures related to income recognition policy, lender participation, and unfunded commitments.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

2. Restatement (cont.)

The following summarizes the impact of the restatement:

Consolidated Schedule of Investments
December 31, 2023

The impacts of the restatement did not effect Spread, Coupon Rate, Maturity Date, Original Acquistion Date, or Principal Amount of the restated Consolidated Schedule of Investments compared to the previously reported Consolidated Schedule of Investments.

Previously Reported
	Cost	Fair Value
Private Debt — 95.7%(1),(2)
Directly Originated Loans — 0.0%
Retail — 0.0%
David Streeter	$55,986	$56,150
Total Directly Originated Loans	55,986	56,150

Senior Mortgage Loans — 95.7%
Hospitality — 1.8%
2422 Ridgeway ABL I Holdings, LLC(3)	3,328,401	3,333,528
Doswell VA, LLC(4),(5),(6)	1,015,876	1,005,876
Wattsburg Hospitality, LLC(3),(6)	1,883,155	1,888,030
	6,227,432	6,227,434
Industrial — 0.6%
100 Queensway St, LLC	2,063,000	2,005,000

Mixed Use — 7.9%
1810 Chestnut Street Development, LLC(3),(6)	11,156,999	11,270,499
2601 Tandy ABL I Holdings, LLC(3),(6)	10,898,488	10,679,488
MBRV, LLC	4,950,000	4,987,125
	27,005,487	26,937,112
Mobile Home Park — 0.5%
WF Houston, LLC(6)	1,682,820	1,793,340

Multifamily — 78.9%
2233 Woburn St, LLC(3)	3,400,312	3,380,063
3390 Fairburn, LLC(6)	32,948,836	32,866,336
Brazos Thread Owner 1, LLC(6)	9,921,356	9,937,969
Brazos Thread Owner 2, LLC(6)	9,283,038	9,298,413
Brazos Thread Owner 3, LLC(6)	18,877,563	18,928,063
C & S Storage, LLC(3)	25,000,000	25,062,500
Grandview Apartments 1002, LLC(3)	4,000,000	4,010,000
KSA GP, LLC(3),(6)	2,720,000	2,814,500
Lebanon 10, LLC(3)	4,708,816	4,715,879
MF Opp Fund I, LLC	34,000,000	34,085,000
OKC1 Huntington Holdings, LLC(3),(6)	13,300,240	13,300,240
Prosper GP LP, LLC	18,000,000	18,045,000
Riverbend PEGP, LLC	17,500,000	17,543,750

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

2. Restatement (cont.)

Previously Reported
	Cost	Fair Value
Sage Richmond, LLC(3),(6)	$6,516,444	$6,500,244
Sandman 4 Apartments, LLC(3)	4,400,000	4,411,000
Somerset Apartments, LLC(3)	7,556,250	7,518,750
TMF Normandy Holdings, LLC(3)	3,488,700	3,488,700
Village Del Mar Apartments, LLC(3),(6)	8,952,363	9,119,113
Warrior Fund I, LLC(3),(6)	31,714,988	31,633,425
Wesley GP, LLC(3),(6)	8,072,897	8,239,897
Yakima 28, LLC(3)	4,090,450	4,049,850
	268,452,253	268,948,692
Office — 2.4%
5751 Kroger ABL I Holidings, LLC(3),(6)	8,454,303	8,238,053

Retail — 3.6%
710 Route 38 ABL I Holdings, LLC(3)	12,230,500	12,230,500
Total Senior Mortgage Loans	326,115,795	326,380,131

Total Private Debt	326,171,781	326,436,281

Real Estate Owned — 1.0%
Repossessed Property — 1.0%
Mixed Use — 1.0%
Theos Fedro Holdings, LLC(6)	3,478,162	3,478,162

Total Real Estate Owned	3,478,162	3,478,162

Total Investments (Cost $329,649,943) — 96.7%		$329,914,443
Other assets in excess of liabilities — 3.3%		11,343,609
Net Assets — 100%		$341,258,052

____________

LLC — Limited Liability Company

TBILL1M — One month term U.S. Treasury Bill

SOFR1M — One month term Secured Overnight Financing Rate

(1)      All Private Debt investments are restricted securities. The total value of these securities is $339,034,716, which represents 99.3% of total net assets of the Fund.

(2)      All Private Debt investments are Level 3 securities fair valued using significant unobservable inputs.

(3)      Floating rate security.

(4)      In default

(5)      Non-Income Producing

(6)      A portion of this holding is subject to unfunded commitments.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

2. Restatement (cont.)

Adjustment
	Cost	Fair Value
Private Debt
Directly Originated Loans
Retail
David Streeter	$—	$(1,665)
Total Directly Originated Loans	—	(1,665)

Senior Mortgage Loans
Hospitality
2422 Ridgeway ABL I Holdings, LLC	$(118,124)	$(102,384)
Doswell VA, LLC	$—	$(159)
Wattsburg Hospitality, LLC	$2,846	$2,686
	(115,278)	(99,857)
Industrial
100 Queensway St, LLC	$(63,000)	$—

Mixed Use
1810 Chestnut Street Development, LLC	$256,543	$171,577
2601 Tandy ABL I Holdings, LLC	$610,519	$599,339
MBRV, LLC	$(288)	$(290)
	866,774	770,626
Mobile Home Park
WF Houston, LLC	$73,493	$(34,393)

Multifamily
2233 Woburn St, LLC	$(41,728)	$(16,441)
3390 Fairburn, LLC	$(564,337)	$(481,835)
Brazos Thread Owner 1, LLC	$(666,558)	$(669,289)
Brazos Thread Owner 2, LLC	$(619,586)	$(621,965)
Brazos Thread Owner 3, LLC	$(1,191,902)	$(1,198,188)
C & S Storage, LLC	$(788,100)	$(790,070)
Grandview Apartments 1002, LLC	$(37,839)	$(37,934)
KSA GP, LLC,	$(19,827)	$(110,277)
Lebanon 10, LLC	$15,066	$15,089
MF Opp Fund I, LLC	$(2,095,233)	$(2,100,471)
OKC1 Huntington Holdings, LLC,	$262,917	$296,825
Prosper GP LP, LLC	$(1,346,386)	$(1,349,752)
Riverbend PEGP, LLC	$(2,053,416)	$(2,058,550)
Sage Richmond, LLC	$(170,775)	$(106,983)
Sandman 4 Apartments, LLC	$(39,488)	$(39,587)
Somerset Apartments, LLC	$(97,982)	$(41,837)
TMF Normandy Holdings, LLC	$(227,088)	$(218,934)
Village Del Mar Apartments, LLC,	$(92,034)	$(245,494)
Warrior Fund I, LLC,	$(1,429,936)	$(1,196,948)

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

2. Restatement (cont.)

Adjustment
	Cost	Fair Value
Wesley GP, LLC,	$7,293	$(179,907)
Yakima 28, LLC	$(53,207)	$(22,700)
	(11,250,146)	(11,175,248)
Office
5751 Kroger ABL I Holidings, LLC	$95,692	$98,192

Retail
710 Route 38 ABL I Holdings, LLC	$(30,500)	$—
Total Senior Mortgage Loans	(30,500)	—

Total Private Debt	(10,422,965)	(10,442,345)

Real Estate Owned
Mixed Use
Theos Fedro Holdings, LLC	$121,838	$121,838

Total Real Estate Owned	121,838	121,838

Total Investments (Cost $10,320,507)		$(10,320,507)
Other assets in excess of liabilities		9,623,539
Net Assets		$(696,968)

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

2. Restatement (cont.)

As Restated
	Cost(1)	Fair Value
Private Debt — 92.7%(2),(3)
Directly Originated Loans — 0.0%
Retail — 0.0%
David Streeter(8)	$55,986	$54,485
Total Directly Originated Loans	55,986	54,485

Senior Mortgage Loans — 92.7%
Hospitality — 1.8%
2422 Ridgeway ABL I Holdings, LLC(4)	3,210,277	3,231,144
Doswell VA, LLC(5)	1,015,876	1,005,717
Wattsburg Hospitality, LLC(4)	1,886,001	1,890,716
	6,112,154	6,127,577
Industrial — 0.6%
100 Queensway St, LLC	2,000,000	2,005,000

Mixed Use — 8.1%
1810 Chestnut Street Development, LLC(4)	11,413,542	11,442,076
2601 Tandy ABL I Holdings, LLC(4)	11,509,007	11,278,827
MBRV, LLC	4,949,712	4,986,835
	27,872,261	27,707,738
Mobile Home Park — 0.5%
WF Houston, LLC(6)	1,756,313	1,758,947

Multifamily — 75.7%
2233 Woburn St, LLC(4)	3,358,584	3,363,622
3390 Fairburn, LLC(6)	32,384,499	32,384,501
Brazos Thread Owner 1, LLC(6)	9,254,798	9,268,680
Brazos Thread Owner 2, LLC(6)	8,663,452	8,676,448
Brazos Thread Owner 3, LLC(6)	17,685,661	17,729,875
C & S Storage, LLC(4)	24,211,900	24,272,430
Grandview Apartments 1002, LLC(4)	3,962,161	3,972,066
KSA GP, LLC(4),(6)	2,700,173	2,704,223
Lebanon 10, LLC(4)	4,723,882	4,730,968
MF Opp Fund I, LLC	31,904,767	31,984,529
OKC1 Huntington Holdings, LLC(4),(6)	13,563,157	13,597,065
Prosper GP LP, LLC	16,653,614	16,695,248
Riverbend PEGP, LLC	15,446,584	15,485,200
Sage Richmond, LLC(4)	6,345,669	6,393,261
Sandman 4 Apartments, LLC(4)	4,360,512	4,371,413
Somerset Apartments, LLC(4)	7,458,268	7,476,913
TMF Normandy Holdings, LLC(4)	3,261,612	3,269,766
Village Del Mar Apartments, LLC(4),(6)	8,860,329	8,873,619
Warrior Fund I, LLC(4),(6)	30,285,052	30,436,477
Wesley GP, LLC(4),(6)	8,080,190	8,059,990
Yakima 28, LLC(4)	4,037,243	4,027,150
	257,202,107	257,773,444

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

2. Restatement (cont.)

As Restated
	Cost(1)	Fair Value
Office — 2.4%
5751 Kroger ABL I Holidings, LLC(4)	$8,549,995	$8,336,245

Retail — 3.6%
710 Route 38 ABL I Holdings, LLC(4)	12,200,000	12,230,500
Total Senior Mortgage Loans	315,692,830	315,939,451

Total Private Debt	315,748,816	315,993,936

Real Estate Owned — 1.1%(7)
Mixed Use — 1.1%
Theos Fedro Holdings, LLC	3,600,000	3,600,000

Total Real Estate Owned	3,600,000	3,600,000

Total Investments (Cost $319,348,816) — 93.8%		$319,593,936
Other assets in excess of liabilities — 6.2%		20,967,148
Net Assets — 100%		$340,561,084

____________

LLC — Limited Liability Company

TBILL1M — One month term U.S. Treasury Bill

SOFR1M — One month term Secured Overnight Financing Rate

(1)      Cost is equal to carrying value of the loan which includes the current outstanding balance plus minus any deferred fees or cost.

(2)      All Private Debt investments are restricted securities. The total value of these securities is $315,993,936, which represents 92.7% of total net assets of the Fund

(3)      All Private Debt investments are Level 3 securities fair valued using significant unobservable inputs.

(4)      Floating rate security.

(5)      In default.

(6)      A portion of this holding is subject to unfunded commitments.

(7)      All Real Estate Owned investments are Level 3 holdings fair valued using significant unobservable inputs.

(8)      David Streeter is an individual loan receivable from past litigation settlement between Mr. Streeter and the Predecessor Fund.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

2. Restatement (cont.)

Summary of Investments
December 31, 2023

Security Type	Previously Reported	Adjustment	As Restated
Private Debt
Senior Mortgage Loans	95.7%	(3.0)%	92.7%
Total Private Debt	95.7%	(3.0)%	92.7%
Real Estate Owned	—	1.1%	1.1%
Repossessed Property	1.0%	(1.0)%	—
Total Real Estate Owned	1.0%	0.1%	1.1%
Total Investments	96.7%	(2.9)%	93.8%
Other assets in excess of liabilities	3.3%	2.9%	6.2%
Property Type	Previously Reported	Adjustment	As Restated
Private Debt
Mixed Use	7.9%	0.2%	8.1%
Multifamily	78.9%	(3.2)%	75.7%
Total Private Debt	95.7%	(3.0)%	92.7%
Real Estate Owned
Mixed Use	1.0%	0.1%	1.1%
Total Real Estate Owned	1.0%	0.1%	1.1%
Total Investments	96.7%	(2.9)%	93.8%
Other assets in excess of liabilities	3.3%	2.9%	6.2%

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

2. Restatement (cont.)

Consolidated Statement of Assets and Liabilities
December 31, 2023

	Previously Reported	Adjustment	As Restated
Assets:
Investments, at fair value (cost $329,649,943)	$329,914,443	$(329,914,443)	$—
Investments, at fair value (cost $319,348,816)	—	319,593,936	319,593,936
Loan exit fees receivable	1,047,273	(1,047,273)	—
Total Assets	356,521,053	(11,367,780)	345,153,273

Liabilities:
Origination fees	1,963,670	(1,963,670)	—
Deferred Interest	9,705,019	(9,705,019)	—
Property tax and insurance reserves	—	997,877	997,877
Due to other accounts	2,175,023	(2,175,023)	—
Due to loan participant	—	2,175,023	2,175,023
Total Liabilities	15,263,001	(10,670,812)	4,592,189
Net Assets	$341,258,052	$(696,968)	$340,561,084

Composition of Net Assets:
Total distributable earnings	184,413	(696,968)	(512,555)
Net Assets	$341,258,052	$(696,968)	$340,561,084

Net Assets Attributable to:
I1 Class Shares	$140,730,939	$(287,411)	$140,443,528
I2 Class Shares	200,527,113	(409,557)	200,117,556
	$341,258,052	$(696,968)	$340,561,084

Net Asset Value per Share:
I1 Class Shares	$10.03	$(0.02)	$10.01
I2 Class Shares	10.03	(0.03)	10.00

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

2. Restatement (cont.)

Consolidated Statement of Operations
For the Period Ended December 31, 2023*

	Previously Reported	Adjustment	As Restated
Investment Income:
Interest income	$20,130,547	$3,129,065	$23,259,612
Loan origination fees	2,282,067	(2,282,067)	—
Exit loan income	1,342,473	(1,342,473)	—
Other income	673,402	(204,888)	468,514
Total Investment Income	24,428,489	(700,363)	23,728,126

Expenses:
Interest expense on lines of credit	4,367,989	420,138	4,788,127
Origination fees on lines of credit	420,138	(420,138)	—
Net Investment Income	14,105,882	(700,363)	13,405,519

Net Realized Gain on Investments	—	22,775	22,775
Net Change in Unrealized Appreciation on Investments	264,500	(19,380)	245,120
Net Increase in Net Assets from Operations	$14,370,382	$3,395	$13,673,414

____________

*        Reflects operations for the period April 24, 2023 (commencement of operations) through December 31, 2023.

Footnote Legend — Previously Reported

(2)      Includes extraordinary expenses incurred during the fiscal year. Extraordinary expenses related to litigation expenses incurred in the amount of $88,336 which were excluded from the contractual waiver of fees due to their nature. Please see Note 4 in the Notes to the Financial Statements for additional information.

Footnote Legend — As Restated

(2)      Includes litigation expenses incurred during the fiscal year in the amount of $88,336 which were excluded from the contractual waiver of fees due to their nature. Please see Note 5 in the Notes to the Consolidated Financial Statements for
additional information.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

2. Restatement (cont.)

Consolidated Statement of Changes in Net Assets*

	Previously Reported	Adjustment	As Restated
Net Increase in Net Assets from:
Operations:
Net investment income	$14,105,882	$(700,363)	$13,405,519
Net realized gain	—	22,775	22,775
Net change in unrealized appreciation	264,500	(19,380)	245,120
Net Increase in Net Assets Resulting from Operations	14,370,382	(696,968)	13,673,414
Total Net Increase in Net Assets	341,158,052	(696,968)	340,461,084

Net Assets
End of period	$341,258,052	$(696,968)	$340,561,084

____________

*        Reflects operations for the period April 24, 2023 (commencement of operations) through December 31, 2023.

Footnote Legend — Previously Reported

(2)      Includes $208,688,447 of paid-in-capital received from an in-kind subscription effective as of the close of business on April 21, 2023. The total value received of $208,688,447 from this non-taxable event represented $267,939,177 in securities cost, $0 in net unrealized appreciation, $10,743,748 in cash and $(69,994,478) in other net liabilities in exchange for 12,544,961 shares of I1 Class and 8,323,884 shares of I2 Class.

Footnote Legend — As Restated

(2)      Includes $208,688,447 of paid-in-capital received from an in-kind subscription effective as of the close of business on April 21, 2023. The total value received of $208,688,447 from this non-taxable event represented $259,021,889 in securities cost, $0 in net unrealized appreciation, $10,063,526 in cash and $(60,396,968) in other net liabilities in exchange for 12,544,961 shares of I1 Class and 8,323,884 shares of I2 Class.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

2. Restatement (cont.)

Consolidated Statement of Cash Flows
For the Period Ended December 31, 2023*

	Previously Reported	Adjustment	As Restated
Cash Flows from Operating Activities
Net increase in net assets from operations	$14,370,382	$(696,968)	$13,673,414
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net realized gain from investments	—	(22,775)	(22,775)
Net change in unrealized appreciation from investments	(264,500)	19,380	(245,120)
Purchases of investments	(124,335,026)	24,884,892	(99,450,134)
Principal repayments received	66,779,473	(6,686,479)	60,092,994
Net accretion and amortization of deferred fees	—	(13,729,313)	(13,729,313)
Loan holdbacks	(4,132,438)	(3,085,261)	(7,217,699)
Paydown gains	(22,775)	22,775	—
(Increase)/Decrease in Assets:
Interest receivable	(1,996,145)	202,298	(1,793,847)
Loan exit fees receivable	(1,047,273)	1,047,273	—
Due from Investment Manager	—	338,198	338,198
Deferred offering costs	(85,746)	(2,559)	(88,305)
Prepaid expenses	(1,089,255)	(5,953)	(1,095,208)
Increase/(Decrease) in Liabilities:
Loan servicing fees payable	13,423	(858)	12,565
Incentive fee payable, net of voluntary waiver	125,322	(135)	125,187
Distribution and servicing fee payable – I1 Class	99,936	(2,580)	97,356
Property tax and insurance reserves	—	(1,016,659)	(1,016,659)
Origination fees	1,125,158	(1,125,158)	—
Deferred interest	(233,347)	233,347	—
Investment management fee payable, net of expense waiver and reimbursement	(341,858)	735,165	393,307
Due to loan participant	—	(1,860,470)	(1,860,470)
Due to other accounts	(1,860,470)	1,860,470	—
Other accrued liabilities	369,818	(428,408)	(58,590)
Net Cash Used in Operating Activities	(50,526,778)	680,222	(49,846,556)

Cash Flows from Financing Activities
Cash assumed from initial subscription	10,743,748	(680,222)	10,063,526
Net Cash Provided by Financing Activities	68,880,024	(680,222)	68,199,802

Supplemental Disclosure of Non-Cash Activity
Investment security value of in-kind subscription	$267,939,177	$(8,917,288)	$259,021,889
Other assets and liabilities of in-kind subscription	$(69,994,478)	$9,597,510	$(60,396,968)

____________

*        Reflects operations for the period April 24, 2023 (commencement of operations) through December 31, 2023.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

2. Restatement (cont.)

Consolidated Financial Highlights
I1 Class Shares*

	Previously Reported	Adjustment	As Restated
Income from Investment Operations:
Net investment income(2)	0.57	(0.03)	0.54
Net realized and unrealized gain on investments	0.02	0.01	0.03
Total from investment operations	0.59	(0.02)	0.57
Net Asset Value, end of period	$10.03	$(0.02)	$10.01

Total Return(3),(4)	6.08%	(0.21)%	5.87%

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$140,731	(287)	$140,444
Net investment income to average net assets(5),(6),(7),(8)	8.38%	(0.41)%	7.97%
Portfolio turnover rate(3),(9)	20%	(3.00)%	17%

____________

*        Reflects operations for the period April 24, 2023 (commencement of operations) through December 31, 2023.

Footnote Legend — Previously Reported

(5)      Annualized, with the exception of extraordinary expenses, incentive fees, and organizational costs.

(6)      Extraordinary expenses, incentive fees, loan servicing fees, and fees and expenses associated with lines of credit are exclusive of the 2.75% expense cap.

Footnote Legend — As Restated

(5)      Annualized, with the exception of litigation expenses, incentive fees, and organizational costs.

(6)      Litigation expenses, incentive fees, loan servicing fees, and fees and expenses associated with lines of credit are exclusive of the 2.75% expense cap.

Consolidated Financial Highlights
I2 Class Shares*

	Previously Reported	Adjustment	As Restated
Income from Investment Operations:
Net investment income(2)	0.59	(0.03)	0.56
Net realized and unrealized gain on investments	0.02	0.00	0.02
Total from investment operations	0.61	(0.03)	0.58
Net Asset Value, end of period	$10.03	$(0.03)	$10.00

Total Return(3),(4)	6.26%	(0.31)%	5.95%

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$200,527	(409)	$200,118
Net investment income to average net assets(5),(6),(7),(8)	8.63%	(0.41)%	8.22%
Portfolio turnover rate(3),(9)	20%	(3.00)%	17%

____________

*        Reflects operations for the period April 24, 2023 (commencement of operations) through December 31, 2023.

Footnote Legend — Previously Reported

(5)      Annualized, with the exception of extraordinary expenses, incentive fees, and organizational costs.

(6)      Extraordinary expenses, incentive fees, loan servicing fees, and fees and expenses associated with lines of credit are exclusive of the 2.50% expense cap.

Footnote Legend — As Restated

(5)      Annualized, with the exception of litigation expenses, incentive fees, and organizational costs.

(6)      Litigation expenses, incentive fees, loan servicing fees, and fees and expenses associated with lines of credit are exclusive of the 2.50% expense cap.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

3. Significant Accounting Policies (As Restated)

Basis of Presentation and Use of Estimates

The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). The policies are in conformity with generally accepted accounting principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Interest Income and Fees Accounting Policy — The Fund recognizes interest income on loans and other financial assets using the effective interest rate method. Fees charged to borrowers, such as prepaid interest, origination fees, exit fees, extension fees, loan servicing fees, late payment fees, and impound fees, are accounted for as follows:

•        Prepaid interest, origination fees, exit fees, and extension fees are deferred and amortized over the term of the loan using the effective interest rate method and are recognized in interest income.

•        Unamortized deferred prepaid interest, origination, exit and extension fees totaled $10,743,253 as of December 31, 2023.

•        Upon the prepayment of a loan any unamortized deferred fees are recognized in interest income.

•        Loan servicing fees are services provided by the Fund to borrowers for the following: collecting and applying loan payments, reviewing, and approving capital expenditure draws, coordinating pay-off demands, payment of property tax and insurance, coordinating collections and litigation in the event of default, and all such other duties or services necessary for the appropriate servicing of loans. Loan servicing fees are recognized in Other income in the month the services are provided.

•        Late payment fees are recognized in Other income when incurred.

•        Impound fees are collected from borrowers to cover property taxes and insurance and are held by the Fund until disbursed to the respective third parties. Impound fees are reported as liability, as the Fund has an obligation to remit payment to third parties.

In the event of default and/or loan impairment, the Fund may choose to suspend interest income. Depending on the severity, any previously accrued interest is reversed. Once impairment is reversed or resolved, interest income is recognized as per the effective interest rate of the asset.

Expenses — Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation Agreement (see Note 5).

Investment Transactions — Investment transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for financial reporting.

Organizational and Offering Costs Policy

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement (including the Prospectus and the Statement of Additional Information (“SAI”)), the costs of preparation, review

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

3. Significant Accounting Policies (As Restated) (cont.)

and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering.

Organizational costs incurred by the Fund may be reimbursed by the Investment Manager, some of which may be subject to recoupment by the Investment Manager in accordance with the Fund’s expense limitation agreement discussed in Note 4. Organizational costs are expensed as incurred. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 4, are accounted for as a deferred charge and amortized to expense over the first twelve months of the Fund’s operations on a straight-line basis. For the period ended December 31, 2023, the Fund incurred $98,080 of organizational expenses. As of December 31, 2023, the Fund expensed $210,416 of offering costs and $85,746 remains an unamortized deferred asset.

Federal Income Taxes

The Fund intends to qualify to be treated as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. The Fund expects to operate, in such a manner to qualify for taxation as a REIT. The Fund’s qualification for taxation as a REIT will depend upon its ability to meet the various REIT qualification tests imposed under the Code (as defined herein). No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of shares, and the percentage of the taxable income that the Fund distributes.

Distribution to Shareholders

Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution that for purposes of GAAP is composed of return of capital and net investment income may be subsequently re-characterized to also include capital gains. Shareholders will be informed of the tax characteristics of the distributions after the close of the December 31, 2023 fiscal year end.

Investment Valuation

UMB Fund Services, Inc. (the “Administrator”) calculates the Fund’s net asset value (“NAV”) as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments in direct investments at fair value. The Board has delegated the day to day responsibility for fair value determinations in accordance with the Valuation Procedures and pricing to the Investment Manager (“Valuation Designee”), subject to oversight by the Board.

Private Debt Investments.    Loans held by the Fund are valued on an individual loan level and fair valuation of such loans are performed using inputs that incorporate borrower level data and a comparison of the stated interest rate on the loan as compared to prevailing market interest rates. The Fund expects that any loans held by the Fund will be secured by real property, and that the Fund will value such loans based on the ability of a borrower to repay a loan secured by the real estate property. The Fund expects to value such loans based on property level reporting by the borrower with respect to the following factors: net operating income, occupancy rates, rent rolls, property expenses, balance sheets and bank statements and a review of the property’s fair market value, if obtainable. As the Investment Manager receives this reporting, the Investment Manager reviews the information and inputs the appropriate data into the fair valuation. Although the minimum reporting requirement is generally monthly, many sponsors provide weekly

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

3. Significant Accounting Policies (As Restated) (cont.)

occupancy reports and other qualitative updates more frequently. The Investment Manager intends to monitor and assess the key primary property-level data points on a daily basis, although these major property inputs rarely change daily. The Investment Manager will also closely evaluate that data if the loan is determined to be non-performing (the borrower has not made scheduled payments for 90 days) or the Investment Manager has determined that the collection of interest is less than probable or the collection of any portion of the loan’s principal is doubtful due to the occurrence of a Significant Event.

Real Estate Owned Investments.    The Fund may acquire real estate through foreclosure of the collateral securing a nonperforming loan (“Real Estate Owned” or “REO”) and is initially recorded at fair value less estimated costs to sell. Operating costs after acquisition are expensed. The estimated fair value of the investments in REOs is determined, at the discretion of the Investment Manager, by using internally prepared models or third-party valuation appraisals. Upon sale of the REO, the Fund recognizes a realized gain or loss based on the proceeds related to the REO, less transaction costs, and cost of investment in loan, including unpaid accrued interest receivable. Differences between the cost basis of the investment in the REO and its fair value less estimated selling costs represents unrealized gain or loss. Change in unrealized gain and loss during a period is reflected in the consolidated statement of operations. As of December 31, 2023, the Fund had a fair market value less estimated selling costs of $3,600,000 in REOs, and it did not recognize any realized gains or losses related to REOs during the year as the Fund’s investment in the loan was equal to the fair value less estimated selling costs of the REO property.

4. Fair Value Disclosures (As Restated)

The Fund has established and documented processes and methodologies for determining the fair values of portfolio investments on a recurring basis in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation techniques. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Valuation techniques that are consistent with the market or income approach are used to measure fair value. The fair value hierarchy is categorized into three levels based on the inputs as follows:

•        Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access.

•        Level 2 — Inputs, other than quoted prices included in Level 1 that are observable either directly or indirectly. These inputs may include: (a) quoted prices for similar assets in active markets; (b) quoted prices for identical or similar assets in markets that are not active; (c) inputs other than quoted prices that are observable for the asset; or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

•        Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

4. Fair Value Disclosures (As Restated) (cont.)

valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a readily available market price for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirely is determined based on the lowest level input that is significant to the fair value measurement.

In the case of the Fund’s investments in loans and REOs, the Fund typically holds these positions as level 3 fair value instruments. In doing so, the Fund takes into consideration timely payment of interest and maintenance of loan covenants over the course of the holding period. On REOs, the Fund takes into consideration third-party appraisals and market comparisons on similar assets. In the event facts and circumstances change, the Fund will determine whether an adjustment to the fair value of the loan should be made. Such adjustment may potentially take into consideration a range of factors, including, but not limited to, the size of the original loan, the rate of interest, value of collateral package, maturity, the nature of the loan, and the nature of the borrower.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to determine fair value of the Fund’s investments as of December 31, 2023:

Investments	Fair Value Measurements at the End of the Reporting Period Using
	Level 1	Level 2	Level 3	Total
Security Type
Private Debt	$—	$—	$315,993,936	$315,993,936
Real Estate Owned	—	—	3,600,000	3,600,000
Total	$—	$—	$319,593,936	$319,593,936

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning Balance as of April 24, 2023	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Conversions	Loan Holdback Release	Principal repayments received	Net Accretion/ Amortization	Net Realized Gain	Change in net unrealized appreciation	Ending Balance as of December 31, 2023
Private Debt	259,021,889	—	(3,600,000)	99,450,134	7,217,699	(60,092,994)	13,729,313	22,775	245,120	315,993,936
Real Estate Owned	—	3,600,000	—	—	—	—	—	—	—	3,600,000
	259,021,889	3,600,000	(3,600,000)	99,450,134	7,217,699	(60,092,994)	13,729,313	22,775	245,120	319,593,936

The change in net unrealized appreciation (depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments that were held as of December 31, 2023 is $245,120.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of December 31, 2023:

Type of Level 3 Investment	Fair Value as of December 31, 2023	Valuation Technique	Unobservable Inputs	Range of Inputs/ (weighted average)	Impact on Valuation from an Increase in Input
Private Debt	$315,993,936	Factor Analysis	Credit Score Adjustment	(50) – 50	Increase
			Recovery Analysis	Not applicable	Not applicable
Real Estate Owned	$3,600,000	Qualitative Factors	Market Comparison and Broker Appraisal	Not applicable	Not applicable

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

5. Fees and Transactions with Related Parties and Other Agreements (As Restated)

The Fund has entered into an Investment Management Agreement with the Investment Manager, pursuant to which the Investment Manager will provide investment advisory services to the Fund. For providing these services, the Investment Manager is entitled to a fee consisting of three components: the Management Fee, the Incentive Fee, and the Loan Servicing Fee. The Management Fee is an annual rate equal to 1.45% of the Fund’s average daily calculated NAV, payable monthly in arrears. The Incentive Fee is calculated and payable monthly in arrears in an amount equal to 10% of the Fund’s realized “pre- incentive fee net investment income” for the immediately preceding month. “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Investment Management Fee, expenses payable to the Administrator, any interest expense and dividends paid on any issued and outstanding preferred shares but excluding the Incentive Fee, any realized gains, realized capital losses or unrealized capital appreciation or depreciation).

The Loan Servicing Fee is a fee calculated at an annual rate of 0.05%, payable monthly in arrears, based upon the Fund’s net assets as of month-end for providing loan servicing to the Fund. Such services include collecting and applying broker loan payments, reviewing all financial information to ensure it is in accordance with the loan documents, reviewing and approving capital expenditure draws, coordinating pay-off demands, payment of property taxes and insurance, and coordinating collections and litigation in the event of default; and all such other duties or services necessary for the appropriate servicing of loans held by the Fund. For the period ended December 31, 2023, the Fund incurred $2,442,808, $1,555,533 gross of a voluntary waiver, $897,557 net of a voluntary waiver, and $87,043 for the Investment Management Fee, Incentive Fee gross, Incentive Fee net, and Loan Servicing Fee, respectively.

Certain Fund officers are also officers of the Investment Manager.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, loan servicing fees, Incentive Fees, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and litigation expenses, do not exceed 2.75% and 2.50% of the average daily net assets of I1 and I2 Class Shares respectively. The Expense Limitation and Reimbursement Agreement will remain in effect until April 24, 2024 and will automatically renew for consecutive one-year terms thereafter. Either the Fund or the Investment Manager may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice. For the period ended December 31, 2023, the Investment Manager waived $163,064 pursuant to the Expense Limitation and Reimbursement Agreement.

For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver and (ii) the expense limit in effect at the time of the recoupment. As of December 31, 2023, the Investment Manager may seek recoupment for previously waived or reimbursed expenses, subject to the limitations noted above, no later than the dates and amounts outlined below. A portion of these amounts represent organizational costs previously paid by the Investment Manager.

January 31, 2026	December 31, 2026
$335,448	$163,064

On June 1, 2023, the Investment Manager agreed to voluntarily waive a portion of the Incentive Fee. The Investment Manager reserves the right to cease the voluntary waiver at any time. For the period ended December 31, 2023, $657,976 of Incentive Fees were voluntarily waived and are not subject to recoupment by the Investment Manager.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

5. Fees and Transactions with Related Parties and Other Agreements (As Restated) (cont.)

During the period ended December 31, 2023, there were $88,336 of litigation expenses incurred by the Fund. These expenses are included as part of Legal Fees in the Consolidated Statement of Operations. This amount was excluded from the Expense Limitation and Reimbursement Agreement and caused the ratio of net expenses to average net assets of the I1 Class Shares and I2 Class Shares to exceed their contractual expense limitations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the period ended December 31, 2023 are reported on the Consolidated Statement of Operations.

UMB Distribution Services, LLC serves as the Fund’s distributor (also known as the principal underwriter); UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the period ended December 31, 2023, the Fund’s allocated UMBFS fees are reported on the Consolidated Statement of Operations.

6. Other Agreements

The Fund has adopted a Distribution and Service Plan with respect to I1 Class Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its I1 Class Shares. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to I1 Class Shares (the “Distribution and Servicing Fee”) to the Fund’s distributor and/or other qualified recipients. The Distribution and Servicing Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. I2 Class Shares are not subject to the Distribution and Servicing Fee. For the period ended December 31, 2023, $226,786 had been incurred for Class I1 distribution fees.

7. Capital Share Transactions

Fund shares are continually offered under Rule 415 of the Securities Act of 1933, as amended. As an interval fund, the Fund has adopted a fundamental policy requiring it to make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act. Each quarterly repurchase offer will be for no less than 5% and no more than 25% of the Fund’s Shares outstanding. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund. During the period ended December 31, 2023, the Fund completed two quarterly repurchase offers. The results of the repurchase offers were as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Pricing Date	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
June 16, 2023	July 21, 2023	July 21, 2023	5%	5.00%	1,177,894
September 18, 2023	October 23, 2023	October 23, 2023	5%	5.00%	1,214,864

8. Investment Transactions (As Restated)

Purchases and sales of investments for the period ended December 31, 2023, were $99,450,134 and $60,092,994, respectively.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

9. Commitments and Contingencies (As Restated)

The Fund indemnifies the Fund’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of loss to be remote. The Fund may enter into unfunded commitments. The Fund’s unfunded commitments as of December 31, 2023 are as follows:

Private Debt	Unfunded Commitments	Fair Value of Unfunded Commitments
3390 Fairburn, LLC	$107,027	$107,027
Brazos Thread Owner 1, LLC	1,322,437	1,322,437
Brazos Thread Owner 2, LLC	966,962	966,962
Brazos Thread Owner 3, LLC	1,153,644	1,153,644
KSA GP, LLC	190,000	190,000
OKC1 Huntington Holdings, LLC	686,287	686,287
Village Del Mar Apartments, LLC	5,039,593	5,039,593
Warrior Fund I, LLC	1,154,700	1,154,700
Wesley GP, LLC	89,228	89,228
WF Houston, LLC	890,680	890,680
	$11,600,558	$11,600,558

10. Federal Tax Information (As Restated)

This section discusses certain U.S. federal income tax considerations relating to the ownership of Shares in the Fund. The Fund intends to elect to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund expects to operate in a manner to qualify as a REIT. The Fund’s qualification for taxation as a REIT will depend upon its ability to meet the various and complex REIT qualification tests imposed under the Code on a continuous basis. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies for taxation as a REIT, it generally will be allowed to deduct dividends paid to its Shareholders and, as a result, it generally will not be subject to U.S. federal income tax on that portion of its ordinary income and any net capital gain that it annually distributes to its Shareholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions (at least 90% of the Fund’s annual REIT taxable income) to its Shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distributions requirements. Even if the Fund qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income.

For the year ended December 31, 2023, components of distributable earnings are as follows:

Undistributed Ordinary Income:	—
Unrealized Appreciation on Investments	(389,054)
Other Accumulated Losses:	(123,501)
Total Distributable Earnings	(512,555)

Other accumulated loss includes organizational cost amortization.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

10. Federal Tax Information (As Restated) (cont.)

For the year ended December 31, 2023, the tax character of distributions paid are as follows:

Distribution paid from:
Return of Capital	—
Distributable Earnings	14,185,969
Total Distributions	14,185,969

For the year ended December 31, 2023, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes are as follows:

Tax Cost of Investments	319,982,990
Gross Unrealized Appreciation	1,455,586
Gross Unrealized Depreciation	(1,844,640)
Net Unrealized Appreciation (Depreciation) on Investments	(389,054)

11. Line of Credit Agreements

As of April 24, 2023, Pender Credit Holdings I, LLC, a wholly-owned subsidiary of the Fund, as borrower, entered into an amendment to its Credit and Security Agreement (“Veritex Facility”) with Veritex Community Bank, a Texas state bank, as administrative agent (the “Agent”) and certain lenders from time to time party thereto and the Fund, as guarantor of the Veritex Facility, entered into an Amended, Restated and Reaffirmed Guaranty. Separately, as of the same date, Pender ABL I OW, LLC, a wholly-owned subsidiary of the Fund, as borrower, the Fund, as corporate guarantor and other parties thereto entered into an amendment to the Loan and Security Agreement (“Oakwood Facility” and together with the Veritex Facility, the “Facilities”) with Oakwood Bank, as lender (“Lender”) and the Fund, as guarantor of the Oakwood Facility, entered into an Amended, Restated and Reaffirmed Guaranty. Both Facilities are secured by the assets of the applicable borrower, but not by the assets of the Fund as guarantor. The Veritex Facility provides for borrowings on a committed basis in an aggregate principal amount up to $100,000,000, subject to a borrowing base, which may be increased by agreement of the parties thereto under the terms of the Veritex Facility. The Oakwood Facility provides for borrowings on a committed basis in an initial aggregate principal amount of up to $15,000,000, subject to a borrowing base.

The Fund pays interest on the Oakwood Facility line of credit at a per annum rate equal to the lesser of (a) the maximum rate permitted by law, or (b) the greater of (i) the prime rate plus 0.50%, or (ii) 3.75%. During the period ended December 31, 2023, the average principal balance, maximum outstanding balance, and average interest rate were approximately $11,218,333, $15,000,000, and 8.23% per annum, respectively. As of December 31, 2023, there was no principal outstanding balance.

The Fund pays interest on the Veritex Facility line of credit at a per annum rate equal to the lesser of (a)(i) Term SOFR plus an applicable margin of 3.25% per annum or (ii) if applicable, the base rate (as defined below) or (b) the maximum rate permitted by law; provided that in no event shall the interest rate be less than 4.00% per annum. The rate is subject to a 0.25% increase if the Borrower and its affiliates fail to maintain certain deposits with Veritex. The base rate, for any day, is equal to the sum of (A) 3.25% per annum plus (B) the highest of (i) the prime rate in effect on such day (ii) the Federal Funds Effective Rate in effect on such day plus 0.50% and (iii) Term SOFR for a one-month term in effect on such day. During the period December 31, 2023, the average principal balance, maximum outstanding balance, and average interest rate were approximately $61,167,975, $91,900,900, and 8.27% per annum, respectively. As of December 31, 2023, there was no principal outstanding balance.

Expenses for the loans are paid by the Fund. Deferred line of credit costs for the period ended December 31, 2023, were $1,240,201 and are included in Prepaid expenses on the Consolidated Statement of Assets and Liabilities. Deferred line of credit costs are amortized over the life of the line of credit. During the period ended December 31, 2023, the Fund expensed $420,138 in deferred line of credit costs which is included in Interest expense on lines of credit in the Consolidated Statement of Operations. Total expenses incurred on the lines of credit during the period were $4,788,127.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

12. Lender Participation Agreement (As Restated)

The Fund has entered into a loan participation agreement with a separately managed account, that is also advised by Pender Capital Management, LLC, and makes co-investments alongside the Fund. Under this agreement, the Fund sells portions of loans to the co-investor while maintaining servicing responsibilities for the loans.

As of December 31, 2023, the Fund had participated out $24,388,000 in loans to the co-investor. As of December 31, 2023, the Fund has a liability to the co-investor of $2,175,023 listed as Due to loan participant.

Loan participations are accounted for in accordance with Accounting Standards Codification (ASC) 860, Transfers and Servicing, and are structured to meet the criteria for true sales treatment. Loans that do not meet the true sale criteria remain recorded as assets on the Fund’s balance sheet.

Management evaluates loan participations using the same credit quality assessment applied to loans originated by the Fund. As of the reporting date, there were no significant credit deterioration or impairment issues identified in the participated loan portfolio.

13. Risk Factors

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

General Economic and Market Conditions.    The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Limited Liquidity.    Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Real Estate Risk.    Since the business of the Fund consists of real estate lending, the Fund’s performance depends on the ability of its borrowers to repay their loans. In turn, the Fund’s borrowers are subject to local, regional, and national real estate market and economic conditions beyond their control and beyond the control of the Fund. Such risks include, but are not limited to the risks associated with the general economic climate, local real estate conditions (including the availability of excess supply of properties relative to demand), demographic changes, changes in the availability of financing, credit risk arising from the financial condition of tenants, buyers, and sellers of properties, geographic market concentration, competition from other space, vacancy, tenant defaults, construction related risks, condemnation, taxes, government regulations (such as changes in regulations governing land usage, improvements, zoning, and environmental issues), natural and man-made disasters, liability arising out of the presence of certain construction materials, uninsurable losses, and fluctuations in interest rates. The Fund intends to lend to borrowers who own a variety of types of property, including office property, industrial property, retail property, multifamily property and mixed-use property. The foregoing real estate risks may be more prevalent or pronounced in one or more of these property types from time to time.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

13. Risk Factors (cont.)

Real Estate Lending Risk.    Real estate lending is a highly competitive business. The Fund will be competing for business against other lenders, including traditional institutional lenders, other real estate lending funds, individual lenders, and other so-called private lenders. If the Fund fails to source an adequate number of secured real estate loans in the face of such competition, it will be unable to accumulate a substantial enough loan portfolio to support its financial objectives.

Real Estate Related Risk.    The Fund will invest over 25% of its total assets in the real estate industry, The main risk of real estate related investments is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. The Fund may invest in a wide array of real estate exposures that involve equity or equity-like risk in the underlying properties. Real estate historically has experienced significant fluctuation and cycles in value, and specific market conditions may result in a permanent reduction in value. The value of the real estate will depend on many factors beyond the control of the general partner, including, without limitation: changes in general economic or local conditions; changes in supply of or demand for competing properties in an area (as a result, for instance, of over-building); changes in interest rates; the promulgation and enforcement of governmental regulations relating to land use and zoning restrictions, environmental protection and occupational safety; unavailability of mortgage funds which may render the construction, leasing, sale or refinancing of a property difficult; the financial condition of borrowers and of tenants, buyers and sellers of property; changes in real estate tax rates and other operating expenses; the imposition of rent controls; energy and supply shortages; various uninsured or uninsurable risks; and natural disasters. As a result, the Fund’s portfolio may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of asset type, geographic location, sector, industry or securities instrument.

Debt Securities.    Debt securities of all types of issuers may have speculative characteristics, regardless of whether they are rated. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal in accordance with the terms of the obligations.

Cash Concentration Risk.    The Fund may hold varying concentrations of cash and cash equivalents periodically which may consist primarily of cash, deposits in money market accounts and other short-term investments which are readily convertible into cash and have an original maturity of three months or less. Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.

14. Subsequent Events (As Restated)

The Fund completed a quarterly repurchase offer on January 22, 2024. 1,963,687 shares of Class I1 and 121,587 shares of Class I2 were repurchased. The shares repurchased were made on a pro-rata basis and represented 6% of the Fund’s outstanding shares on the Repurchase Pricing Date.

The Fund launched a new share Class A in August 2024. The minimum initial investment starts at $2,500. Investors purchasing A Class Shares may pay a sales charge (load) based on the amount of their investment in the Fund. The sales charge(load) payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.00% to 5.75%.

The Fund completed a quarterly repurchase offer on January 22, 2025. 498,248 shares of Class I1 and 453,919 shares of Class I2 were repurchased. The shares repurchased represented 2.45% of the Fund’s outstanding shares on the Repurchase Pricing Date.

Pender Real Estate Credit Fund Notes to the Consolidated Financial Statements December 31, 2023

14. Subsequent Events (As Restated) (cont.)

As of March 28, 2025, the Fund entered a line of credit renewal with the Veritex Facility. The renewal extended the maturity date to March 28, 2028 and increased the borrowings on a committed basis in an aggregate principal amount from $100,000,000 to $175,000,000.

The Fund has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Pender Real Estate Credit Fund

Additional Information December 31, 2023 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund c/o UMB Fund Services, by telephone at 1-877-773-7703 or (ii) by visiting the SEC’s website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-877-773-7703 or on the SEC website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available, without charge and upon request, on the SEC’s website at www.sec.gov.

Pender Real Estate Credit Fund

Fund Management December 31, 2023 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available without charge, upon request, by calling the Fund at (877) 773-7703.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	15	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	15	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 12/31/23) Managing Director, Veritable LP (2016 – Present); Founder/President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	14	Trustee, Quaker Investment Trust (2 portfolios) (registered investment company).
INTERESTED TRUSTEE AND OFFICERS
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007 – present); President, Investment Managers Series Trust II (2013 – Present); Treasurer, American Independence Funds Trust (2016 – 2018); Treasurer, Commonwealth International Series Trust (2010 – 2015).	15	Trustee, Investment Managers Series Trust II (51 portfolios) (registered investment company).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Cory Johnson Year of Birth: 1979 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer; Pender Capital Management, LLC (2015 – present).	N/A	N/A
Jay Yang Year of Birth: 1992 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Controller; Pender Capital Management, LLC (2021 – present); Controller; Relevant Group (2016 – 2021).	N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Managing Director	Since Inception

Managing Director, Vigilant Compliance, LLC (2018 – Present); Director of Compliance and Operations, B. Riley Capital Management, LLC (2017 – 2018); Chief Compliance Officer, Dialectic Capital Management, LP (2008 – 2018).

				N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017); Assistant Vice President, Client Relations Manager (2002 – 2013); UMB Fund Services, Inc.

				N/A	N/A

____________

*        The fund complex consists of the Fund, AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Alternative Opportunities Fund, First Trust Private Assets Fund, First Trust Hedged Strategies Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, Variant Alternative Income Fund and Variant Impact Fund.

**      Mr. Gallagher is deemed an Interested Trustee because of his affiliation with the Fund’s Administrator.

Pender Real Estate Credit Fund
PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number

•   Account balances

•   Account transactions

•   Transaction history

•   Wire transfer instructions

•   Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 877-773-7703

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•   Open an account

•   Provide account information

•   Give us your contact information

•   Make a wire transfer

•   Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•   Affiliates from using your information to market to you

•   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

Investment Manager Pender Capital Management, LLC 11766 Wilshire Boulevard, Suite 1460 Los Angeles, CA 90025	Transfer Agent/Administrator UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212
Custodian Bank UMB Bank, N.A. 1010 Grand Boulevard Kansas City, MO 64106	Distributor UMB Distribution Services, LLC 235 West Galena Street Milwaukee, WI 53212
Independent Registered Public Accounting Firm Grant Thornton LLP 171 N. Clark Street, Suite 200 Chicago, IL 60601	Fund Counsel Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996

(b)    There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)     The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)    The Registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)     Not applicable.

(f)     The Registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its Audit Committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by the principal accountant during the fiscal year ended December 31, 2023 were as follows:

(a)     Audit Fees.

Fiscal year ended December 31, 2023:        $ 334,200

(b)    Audit-Related Fees. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended December 31, 2023:        $ 16,880

(c)     Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended December 31, 2023:        $ 0

(d)    All Other Fees. These are aggregate fees billed for the fiscal year ended December 31, 2023 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended December 31, 2023:        $ 0

(e)     Audit Committee’s pre-approval policies and procedures.

(1)    The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)    The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

(b) 0%

(c) 0%

(d) 0%

(f)     The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal period ended December 31, 2023 that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the period ended December 31, 2023, of the registrant was $0.

(h)    The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)     Included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pender Real Estate Credit Fund
PROXY POLICY AND PROCEDURE
Effective June 2022

INTRODUCTION

Advisor acts as the advisor to the Pender Real Estate Credit Fund (“the Fund”). Rule 206(4)-6 under the Advisers Act requires a registered investment adviser with voting authority over client proxies to adopt proxy voting policies and procedures, including procedures to address material conflicts of interest, and to disclose such procedures and its specific voting history to clients.1

The Rule does not apply to advisers whose clients retain voting authority, smaller investment advisers who are registered with state securities authorities, or investment advisers who are not required to register under the Advisers Act.

An adviser subject to the Rule is required to:

•        adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients; describe such procedures to clients and, upon request, provide a summary of the procedures to clients;

•        disclose to clients how they may obtain information on how the adviser voted their proxies; and

•        retain certain written records about its proxy voting. (See Section XIX.–“Recordkeeping Requirements” below for a more complete description.)

The Rule applies to all advisers that have explicit or implicit proxy voting authority over client securities. The SEC has clarified that an overall delegation of discretionary authority to an adviser constitutes implicit proxy voting authority, even though an advisory contract may be silent on this point. The Rule does not apply to advisers who do not have authority to vote the proxies themselves but provide advice to clients about voting proxies.

The SEC did not mandate specific proxy voting policies and procedures. However, the SEC encouraged the design of policies and procedures that address:

•        how an adviser votes its proxies on behalf of its clients; and

•        the particular factors that an adviser takes into consideration when voting on particular matters.

The Rule also specifically requires that the procedures address material conflicts that may arise between an adviser or its affiliates and its clients (such as when the adviser has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorship). The SEC noted that a policy of disclosing conflicts to a client and obtaining direction from the client on how to vote would satisfy the requirement of the Rule (although certain additional consideration should be given to this alternative in the case of employee benefit plan clients). Otherwise, the adviser must be able to demonstrate that its vote was based on the client’s best interest and not on the interests of the adviser.

____________

1        The SEC issued a Staff Legal Bulletin recently providing guidance on investment advisers’ proxy voting responsibilities and use of outside proxy advisory firms. The bulletin noted that when considering the retention (or continuation of an existing retention) of a proxy advisory firm to provide voting recommendations, an adviser should assess such firm’s ability to competently and adequately analyze proxy issues. The bulletin also highlighted the importance of policies and procedures designed to ensure (a) adequate oversight of an outside proxy advisory firm; (b) that the investment adviser is apprised of any applicable changes to the proxy firm’s business or any new potential conflicts of interest; and (c) that proxies are being voted in the best interest of clients (see Proxy Voting: Proxy Voting Responsibilities of Investment Advisers and Availability of Exemptions from the Proxy Rules for Proxy Advisory Firms, June 30, 2014).

The SEC staff has also issued guidance on an investment adviser’s responsibilities in retaining proxy advisory firms.2 The guidance suggests that advisers have an ongoing duty to monitor proxy advisory firms to ensure that the firms have the capacity and competency to adequately analyze proxy issues. The SEC staff has indicated that an adviser should take reasonable steps to verify that a proxy advisory firm is independent and can make proxy voting recommendations in an impartial manner and in the best interests of the adviser’s clients.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

As of December 31, 2023, Cory Johnson and Zach Murphy serve as the portfolio managers for, and primarily responsible for the day-to-day portfolio management of, the Pender Real Estate Credit Fund (the “Fund”).

Cory Johnson is Chief Executive Officer of the Investment Manager and is primarily responsible for the day-to day management and strategy of the Fund. Mr. Johnson has been the portfolio manager of the Fund since its inception. Mr. Johnson is supported by real estate analysts and other investment professionals who conduct loan origination, underwriting, and asset management services. Mr. Johnson manages the Fund consistent with the broad investment parameters established by the Investment Manager’s Investment Policy Committee (see below), which is led by Mr. Johnson and Zach Murphy.

Zach Murphy is Chief Investment Officer of the Investment Manager and is primarily responsible for the day-to-day loan execution and asset management of the Fund. Mr. Murphy has been the portfolio manager of the Fund since its inception. Mr. Johnson is supported by real estate analysts and other investment professionals who conduct loan origination, underwriting, and asset management services. Mr. Murphy manages the Fund consistent with the broad investment parameters established by the Investment Manager’s Investment Policy Committee (see below), which is led by Mr. Murphy and Cory Johnson.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

The Investment Manager, which is owned and overseen by the Portfolio Managers, currently manages an SMA which participates in and is currently aligned with the Fund. The Fund may be subject to a number of actual and potential conflicts of interest, including those set forth in further detail below.

The Investment Manager and its affiliates engage in financial advisory activities that are independent from, and may from time-to-time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Manager and its affiliates may provide services to, invest in, advise, sponsor and/or act as Investment Manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Investment Manager and its affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund.

Although the Investment Manager and its affiliates will seek to allocate investment opportunities among the Fund and its other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Manager and its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Manager and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Manager and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager and its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that

____________

2        Proxy Voting: Proxy Voting Responsibilities of Investment Advisers and Availability of Exemptions from the Proxy Rules for Proxy Advisory Firms, Staff Legal Bulletin No. 20 (IM/CF) (June 30, 2014).

the Fund will be materially adversely affected by the personal trading described above, the Investment Manager has adopted a code of ethics (the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Code of Ethics are also available on the EDGAR Database on the SEC’s website at https://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

(a)(3) Compensation Structure of Portfolio Manager

The Portfolio Managers are the founders and sole owners of the Investment Manager. They each take distributions from profit of the Investment Manager according to the terms of their ownership agreement(s).

The Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.45% on an annualized basis based on the Fund’s average daily net assets. The Investment Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Manager for any month, net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Manager for that month. The Investment Management Fee will be computed as of the last business day of each month and will be due and payable in arrears within ten (10) business days after the end of the month.

In addition, the Investment Manager (or, to the extent permitted by applicable law, an affiliate of the Investment Manager) will be entitled to receive an Incentive Fee calculated and payable monthly in arrears in amount equal to 10% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding month is payable to the Adviser. “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar month, minus the Fund’s operating expenses for the month (including the Investment Management Fee, expenses payable to the Administrator, any interest expense and dividends paid on any issued and outstanding preferred shares but excluding the Incentive Fee, any realized gains, realized capital losses or unrealized capital appreciation or depreciation).

(a)(4) Disclosure of Securities Ownership

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Cory Johnson	over $1,000,000
Zach Murphy	$500,001 – $1,000,000

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)    Assessment of the Registrant’s Control Environment

The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission rules and forms. These controls and procedures include, without limitation, controls designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any system of controls, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

In accordance with Rule 30a-3 under the 1940 Act, within 90 days prior to the filing date of this report on Form N-CSR, Management evaluated the effectiveness of the Registrant’s disclosure controls and procedures. At the time of the original filing, the Registrant assessed internal control over financial reporting to be effective as of December 31, 2023. However, in connection with the amendment, the Registrant reassessed the ICFR and concluded they are ineffective due to the material weakness in internal control over financial reporting described below.

A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s financial statements will not be prevented or detected on a timely basis.

Management identified a material weakness in the Registrant’s internal control over financial reporting related to the design of controls to verify the completeness and accuracy of the presentation and disclosures in the consolidated financial statements and the underlying data used to prepare the consolidated financial statements.

Management is implementing enhancements to internal controls to verify the completeness and accuracy of the presentation and disclosures in the consolidated financial statements and the underlying data used to prepare the consolidated financial statements. The material weakness will not be considered remediated until the revised controls have operated for a sufficient period of time and Management has tested and concluded that the controls are designed and operating effectively.

(b)    Changes in Internal Control

There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)     Not applicable

(b)    Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics. Filed herewith.
(a)(2)	Certifications required pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a)(3)	Not applicable.
(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pender Real Estate Credit Fund
/s/ Cory Johnson
By: Cory Johnson
President & Principal Executive Officer
April 28, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Cory Johnson
By: Cory Johnson
President & Principal Executive Officer
April 28, 2025
/s/ Jay Yang
By: Jay Yang
Treasurer & Principal Financial Officer
April 28, 2025